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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DECEMBER 28, 2000                               0-29768
-----------------------------------------------      -----------------------
Date of Report (Date of earliest event reported)      Commission File Number


                                24/7 MEDIA, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                      13-3995672
---------------------------------------                -----------------------
     (State or other jurisdiction                         (I.R.S. Employer
    of incorporation or organization)                   Identification Number)


                                  1250 BROADWAY
                            NEW YORK, NEW YORK 10001
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 231-7100
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

On December 28, 2000, 24/7 Media, Inc. hosted a telephone conference call to discuss certain revisions to 24/7 Media, Inc.'s previously announced expected fourth quarter financial results and business trends.

The script is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS.

                  99.1     Conference call script



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   24/7 MEDIA, INC.

Date: December 28, 2000               By: /s/ MARK E. MORAN
                                         ------------------------------
                                   Name:  Mark E. Moran
                                   Title: Senior Vice President and General
                                          Counsel



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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION

    99.1           Conference call script.